UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-21600

DWS Global Commodities Stock Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	12/31/08

ITEM 1.            REPORT TO STOCKHOLDERS

  DECEMBER 31, 2008

Semiannual Report to Stockholders

DWS Global Commodities Stock Fund, Inc. Ticker Symbol: GCS

Contents

3 Performance Summary

4 Portfolio Management Review

9 Portfolio Summary

11 Investment Portfolio

15 Financial Statements

18 Financial Highlights

19 Notes to Financial Statements

27 Dividend Reinvestment and Cash Purchase Plan

29 Stockholder Meeting Results

30 Investment Management Agreement Approval

34 Other Information

35 Additional Information

36 Privacy Statement

Investments in funds involve risk. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk profile. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors or factors affecting a particular industry or commodity could have a significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund invests have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Additionally, this fund is subject to stock market risk. An investment in common shares represents an indirect investment in the portfolio securities held by the fund. The value of these securities fluctuates.

This report is sent to the stockholders of DWS Global Commodities Stock Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

Average Annual Return as of 12/31/08
	6-Month‡	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	-48.57%	-40.97%	-1.30%	5.79%
Based on Market Price(a)	-51.23%	-43.78%	-3.09%	.33%
Blended Index+	-51.25%	-44.12%	-3.84%	2.55%
S&P® Goldman Sachs Commodity Index+	-62.16%	-46.49%	-11.24%	-8.84%
MSCI World Energy Index+	-43.12%	-37.84%	-1.18%	6.54%
MSCI World Materials Index+	-53.56%	-50.05%	-3.59%	3.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 12/31/08	As of 6/30/08
Net Asset Value	$ 6.54	$ 23.05
Market Price	$ 5.46	$ 20.30

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 12/31/08: Income Dividends	$ .04
Capital Gain Distributions**	$ 4.76
* The Fund commenced operations on September 24, 2004. Index comparison began on September 30, 2004.
** Payable on January 12, 2009 to stockholders of record on December 31, 20008.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (20%), MSCI World Energy Index (40%), and the MSCI World Materials Index (40%).
Indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
Each of these indices assumes reinvestment of all dividends and, unlike Fund returns, does not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Portfolio Management Review

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the fund during the semiannual period ended December 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the fund and the overall commodities market perform during the past six months?

A: The past year proved to be a tale of two halves. In the first half of 2008, commodities surged 41.4% (as measured by the S&P® GSCI Index) and dramatically outperformed other asset classes. During this time, commodities were supported by the continued strength in global growth, escalating fears of supply shortages and expectations for rising inflation. The picture changed rapidly in the second half, however, as commodity markets fell 62.16% (as measured by the S&P GSCI Index) in the wake of the global financial crisis and the concurrent collapse in worldwide economic growth.

The fluctuations in the price of oil help illustrate the rapid shift in sentiment. West Texas Intermediate Crude Oil, which started 2008 at $90.11, surged 63.1% to a peak of $146.93 on July 14, 2008 before demand faltered under the weight of high prices and contracting global economic activity. Crude prices subsequently plunged 75.9% to a low of $35.35 on December 24, 2008.

With that as a background, for the semiannual period ending December 31, 2008, the fund produced a total return based on net asset value of -48.57%. For the same period, the fund's total return based on the market price of its shares was -51.23%. In comparison, the fund's benchmark, which is comprised of the S&P Goldman Sachs Commodity Index (20%), the MSCI World Energy Index (40%) and the MSCI World Materials Index (40%) returned -51.25% during the same period.1 The S&P GSCI, which measures the performance of physical commodities, declined -62.16%. The MSCI World Energy Index and MSCI World Materials Index, which measure equity performance, returned -43.12% and -53.56%, respectively. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

1 The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. Indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates. Each of these indices assumes reinvestment of all distributions and, unlike fund returns, does not reflect the expenses of managing a fund. It is not possible to invest directly into an index.

Q: What elements of the fund's positioning had the largest impact on its performance?

A: We invest in (1) commodity-linked structured notes that provide the fund with market exposure to specific commodities and (2) commodity-linked equities. We look to capture commodity returns via (1) allocation between the equities and the structured notes, depending on whichever we believe has the greater return potential; (2) tactical positions in individual commodities (through investment in structured notes); and (3) individual security selection.

The first of these, allocation, was positive on a relative basis. We increased exposure to commodity-related stocks relative to commodity-linked structured notes during the latter half of the period, a positive for the fund's relative performance given the substantial outperformance of equities versus physical commodities. The basis for this move was our view that commodities will continue to underperform commodity-related stocks until global interest rates reach a bottom. Further, equities tend to experience more of a rally before an actual upturn in economic activity than do physical commodities.

The fund's tactical positioning in selected commodities also added to performance. Most notably, a large, long-standing overweight position in gold — one of the few commodities to generate a positive absolute performance — helped boost the fund's relative performance.2 We have held a favorable view on gold for three reasons: its role as an inflation hedge, its tendency to outperform when investors stage a "flight to safety" and its ability to benefit in the longer term from the actions global central banks have taken to devalue their currencies.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: How did the fund's major investment themes affect performance?

A: The fund's investment themes delivered mixed results. A newer theme, global agribusiness, contributed positively to relative performance during the past six months. We added value through positions in livestock and agricultural stocks, which were partially offset by a collapse in fertilizer stocks.

In contrast, the "follow the petrodollars" theme, i.e., investing in companies that can benefit as the major oil companies seek to add drilling capacity, hurt the fund's return due to its positions in the underperforming oil/gas drilling and energy equipment/services sectors.

Similarly, another theme, investing in producers of materials for which China does not have the production capacity necessary to meet its demand, hurt fund performance during the period. The stocks of such companies that produce steel, aluminum, copper and bulk commodities generally experienced severe downturns. As the depth of the global economic slowdown became apparent, institutional investors' forced liquidations accelerated. One result was that the commodity-related stocks that had generated the best performance over the past two years collapsed with little regard for individual company fundamentals.

Q: How did the fund's stock selection affect performance?

A: The equity-only segment of the portfolio underperformed the equity-only portion of the benchmark, offsetting the benefits of our favorable allocation decisions and tactical positioning. The fund's five best-performing stocks were Archer-Daniels-Midland Co., Kinross Gold Corp., the Swiss mining company Xstrata*, Chevron Corp. and Martin Marietta Materials, Inc. The worst-performing stocks were SSAB Svenskt Stal AB, Rio Tinto PLC, Gazprom*, Freeport-McMoRan Copper & Gold, Inc. and Century Aluminum Co.*

* Not held in the portfolio as of December 31, 2008.

In terms of positioning within equities, the fund is overweight in the metal/glass containers and industrial gases sectors. This reflects our view that attractively valued, well-run defensive materials companies are likely to outperform in the current environment. We are also overweighting infrastructure stocks, believing the massive economic stimulus packages in the United States and China will boost spending in this area. Notable underweights in the fund include the chemical, paper, refining and aluminum sectors. We believe all of these groups stand to suffer in the current economic downdraft due to excess capacity in their industries.

Q: What is your broad view on the commodity markets at this stage?

A: We believe 2009 could be the opposite of 2008, albeit with less dramatic price moves. We entered 2008 with the bull market in commodities fully intact amid an environment of strong economic growth, particularly in China and other emerging markets. However, we ended the year in the midst of a dramatic cyclical correction in commodity prices and a backdrop characterized by a global credit crisis and an economic collapse. Now, we are starting 2009 with the prospect of continued near-term economic weakness — the opposite of what we saw at the beginning of 2008. While commodity prices could trend down further in the near term, we think that the benefit of global liquidity injections and fiscal stimulus packages may result in a gradual recovery in demand as the year progresses.

Despite the current cyclical downdraft in commodity prices, we believe that commodities are in the midst of a longer-term uptrend. The depth and breadth of the economic collapse, a lack of credit availability, and rising costs have led most companies to curtail capital expenditures. As economic growth resumes and the demand for commodities increases, these reductions may manifest themselves in higher depletion rates and lower supplies. In the same way as the rapid shift in the supply-and-demand equation caused a collapse in commodity prices in 2008, supply constraints may rapidly reemerge once demand recovers. The result, in our view, would be higher prices for selected commodities.

We expect a continued wide dispersion in commodity prices as we move through 2009, and we believe that volatility — among both individual commodities and between commodities and commodity-related stocks — will remain high.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/08	6/30/08

Common Stocks	85%	76%
Commodities Linked/Structured Notes	4%	21%
Cash Equivalents	4%	—
Exchange Traded Fund	4%	2%
Exchange Traded Note	2%	1%
Government & Agency Obligations	1%	—
	100%	100%
Geographical Diversification (As a % of Common Stocks)	12/31/08	6/30/08

United States	54%	45%
Canada	14%	13%
United Kingdom	13%	11%
Australia	5%	5%
France	4%	5%
Netherlands	4%	4%
Luxembourg	2%	1%
Sweden	2%	2%
Spain	1%	2%
Bermuda	1%	3%
Other	—	9%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	6/30/08

Energy	49%	55%
Materials	48%	43%
Consumer Staples	2%	1%
Industrials	1%	1%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2008 (73.5% of Net Assets)	Country	Percent
1. ExxonMobil Corp. Explorer and producer of oil and gas	United States	17.0%
2. BHP Billiton Producer of petroleum, minerals and steel products	Australia	11.1%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	United States	8.4%
4. BP PLC Exporter and producer of oil and natural gas	United Kingdom	7.5%
5. Praxair, Inc. Producer of industrial gases and specialized coatings	United States	5.6%
6. Monsanto Co. Provider of agricultural products	United States	5.5%
7. Royal Dutch Shell PLC Explorer, producer and refiner of petroleum	Netherlands	5.5%
8. Rio Tinto Operator of a mining, manufacturing and development company	United Kingdom	4.7%
9. Pactiv Corp. Manufacturer of packaging containers	United States	4.3%
10. Enbridge, Inc. Provides energy transportation, distribution and related services	Canada	3.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 147.8%
Australia 8.2%
BHP Billiton Ltd.	368,346	7,757,853
Rio Tinto Ltd.	72,180	1,933,339
(Cost $11,783,335)		9,691,192
Bermuda 1.0%
Nabors Industries Ltd.* (Cost $2,761,170)	95,433	1,142,333
Canada 20.5%
Agrium, Inc.	47,166	1,584,426
Barrick Gold Corp.	120,189	4,352,896
Enbridge, Inc.	145,037	4,647,763
EnCana Corp.	99,035	4,569,489
Kinross Gold Corp.	245,648	4,477,181
Potash Corp. of Saskatchewan, Inc.	42,704	3,097,380
Suncor Energy, Inc.	73,598	1,414,122
(Cost $28,590,698)		24,143,257
France 6.3%
Lafarge SA	60,756	3,693,994
Total SA	67,690	3,690,301
(Cost $10,917,560)		7,384,295
Luxembourg 3.1%
ArcelorMittal (Cost $4,722,153)	153,338	3,695,937
Netherlands 5.4%
Royal Dutch Shell PLC "A"	147,710	3,861,187
Royal Dutch Shell PLC "B"	102,198	2,572,071
(Cost $8,964,941)		6,433,258
Spain 1.5%
Gamesa Corp. Tecnologica SA (Cost $2,730,523)	97,428	1,767,198
Sweden 3.0%
SSAB Svenskt Stal AB "A" (Cost $7,574,781)	402,523	3,545,502
United Kingdom 18.8%
BG Group PLC	311,322	4,322,322
BHP Billiton PLC	284,632	5,361,578
BP PLC	1,149,741	8,809,645
Rio Tinto PLC	167,942	3,638,770
(Cost $28,900,720)		22,132,315
United States 80.0%
Air Products & Chemicals, Inc.	75,200	3,780,304
Apache Corp.	48,344	3,603,078
Archer-Daniels-Midland Co. (b)	117,731	3,394,185
Cameron International Corp.*	54,325	1,113,662
Chevron Corp.	133,874	9,902,660
Commercial Metals Co.	66,953	794,732
Corn Products International, Inc.	34,200	986,670
Crown Holdings, Inc.*	121,488	2,332,570
ExxonMobil Corp.	251,659	20,089,938
Freeport-McMoRan Copper & Gold, Inc.	131,652	3,217,575
Marathon Oil Corp.	54,753	1,498,042
Martin Marietta Materials, Inc.	44,865	4,355,494
Monsanto Co.	92,935	6,537,977
National-Oilwell Varco, Inc.*	71,138	1,738,613
Occidental Petroleum Corp.	71,338	4,279,567
Owens-Illinois, Inc.*	140,781	3,847,545
Pactiv Corp.*	201,985	5,025,387
Peabody Energy Corp.	59,879	1,362,247
Praxair, Inc.	111,035	6,591,038
Schlumberger Ltd.	32,143	1,360,613
Steel Dynamics, Inc.	130,557	1,459,627
The Mosaic Co.	38,282	1,324,557
Ultra Petroleum Corp.*	63,102	2,177,650
United States Steel Corp.	21,419	796,787
XTO Energy, Inc.	79,300	2,796,911
(Cost $101,698,272)		94,367,429
Total Common Stocks (Cost $208,644,153)		174,302,716

Exchange Traded Fund 6.9%
United States
SPDR Gold Trust* (Cost $5,116,025)	94,653	8,192,218

Exchange Traded Note 2.9%
United States
iPath Dow Jones-AIG Livestock Total Return Sub-Index* (Cost $4,430,840)	100,464	3,364,539
	Principal Amount ($)	Value ($)

Commodities Linked/Structured Notes 7.6%
Landesbank Baden-Wurttemberg MLCX Structured Note, 144A, 0.286%, 7/24/2009 (c)	10,000,000	4,068,200
Merrill Lynch & Co., Inc. MLCX Structured Note, 144A, 0.436%, 7/24/2009 (c)	12,134,000	4,942,870
Total Commodities Linked/Structured Notes (Cost $22,134,000)		9,011,070
Government & Agency Obligations 1.6%
US Treasury Obligations
US Treasury Bills:
0.01%**, 1/15/2009 (a)	959,000	958,996
0.04%**, 5/21/2009 (a)	31,000	30,991
0.17%**, 1/15/2009 (a)	897,000	896,995
Total Government & Agency Obligations (Cost $1,886,876)		1,886,982
	Shares	Value ($)

Cash Equivalents 7.5%
Cash Management QP Trust, 1.42% (d) (Cost $8,840,541)	8,840,541	8,840,541
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $251,052,435)+	174.3	205,598,066
Other Assets and Liabilities, Net	(74.3)	(87,669,067)
Net Assets	100.0	117,928,999
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $251,530,231. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $45,932,165. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,907,781 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $66,839,946.
(a) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Security pledged as collateral for written option contracts.
(c) Security is linked to the Merrill Lynch Commodity Index eXtra (MLCX). The index is a composite of commodity sector returns, representing unleveraged, long-only investments in commodities futures that are broadly diversified across the spectrum of commodities.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

MLCX: Merrill Lynch Commodity Index

SPDR: Standard & Poor's Depository Receipt

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P Goldman Sachs Commodity Index	1/16/2009	49	4,235,571	4,232,375	(3,196)

At December 31, 2008, open written options were as follows:

Written options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call options Archer-Daniels Midland Co. (Premiums received $205,904)	1,177	1/17/2009	25.0	470,800

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Written Options at Value	Other Financial Instruments++
Level 1	$ 131,209,775	$ 470,800	$ (3,196)
Level 2	65,377,221	—	—
Level 3	9,011,070	—	—
Total	$ 205,598,066	$ 470,800	$ (3,196)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of July 1, 2008	$ 98,641,471
Net realized gain (loss)	(25,518,414)
Change in unrealized appreciation (depreciation)	(14,546,401)
Amortization Premium/Discount	—
Net purchases (sales)	(49,565,586)
Net transfers in (out) of Level 3	—
Balance as of December 31, 2008	$ 9,011,070

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $242,211,894)	$ 196,757,525
Investment in Cash Management QP Trust, at value (cost $8,840,541)	8,840,541
Total investments, at value (cost $251,052,435)	205,598,066
Foreign currency, at value (cost $1,816,048)	1,815,991
Receivable for daily variation margin on open futures contracts	581,369
Interest receivable	21,637
Dividends receivable	164,897
Foreign taxes recoverable	16,505
Other assets	8,732
Total assets	208,207,197
Liabilities
Cash overdraft	153,846
Payable for investments purchased	1,852,862
Payable for Fund shares repurchased	374,612
Distributions payable	87,029,659
Options written, at value (premium received $205,904)	470,800
Accrued management fee	137,804
Accrued expenses and other liabilities	258,615
Total liabilities	90,278,198
Net assets, at value	$ 117,928,999
Net Assets consist of
Undistributed net investment income	301,022
Net unrealized appreciation (depreciation) on: Investments	(45,454,369)
Futures	(3,196)
Written options	(264,896)
Foreign currency	(465)
Accumulated net realized gain (loss)	(66,210,644)
Cost of 7,931,840 shares held in treasury	(141,700,092)
Paid-in capital	371,261,639
Net assets, at value	$ 117,928,999
Net Asset Value:
Net Asset Value offering and redemption price per share ($117,928,999 ÷ 18,040,158 shares of common stock outstanding, $.01 par value, 240,000,000 shares authorized)	$ 6.54

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $91,953)	$ 2,320,649
Interest	863
Interest — Cash Management QP Trust	97,126
Total Income	2,418,638
Expenses: Management fee	1,305,185
Services to shareholders	7,462
Custody and accounting fees	147,080
Directors' fees and expenses	8,121
Reports to shareholders and shareholder meeting	300,996
Audit and tax fees	31,930
Legal fees	226,996
NYSE listing fees	14,120
Other	77,003
Total expenses	2,118,893
Net investment income (loss)	299,745
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(63,052,723)
Futures	(4,281,429)
Written options	1,384,002
Foreign currency	(124,328)
(66,074,478)
Change in net unrealized appreciation (depreciation) on: Investments	(160,960,569)
Futures	(3,196)
Written options	(264,896)
Foreign currency	(2,170)
(161,230,831)
Net gain (loss)	(227,305,309)
Net increase (decrease) in net assets resulting from operations	$ (227,005,564)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008
Operations: Net investment income (loss)	$ 299,745	$ 1,252,152
Net realized gain (loss)	(66,074,478)	108,028,173
Change in net unrealized appreciation (depreciation)	(161,230,831)	11,750,033
Net increase (decrease) in net assets resulting from operations	(227,005,564)	121,030,358
Distributions to shareholders from: Net investment income	(795,097)	(2,396,789)
Net realized gains	(86,234,562)	(85,292,257)
Total distributions to shareholders	(87,029,659)	(87,689,046)
Fund share transactions: Cost of shares tendered and accepted	(20,830,167)	(43,109,773)
Cost of shares repurchased	(10,531,644)	—
Net increase (decrease) in net assets from Fund share transactions	(31,361,811)	(43,109,773)
Increase (decrease) in net assets	(345,397,034)	(9,768,461)
Net assets at beginning of year	463,326,033	473,094,494
Net assets at end of year (including undistributed net investment income of $301,022 and $796,374, respectively)	$ 117,928,999	$ 463,326,033
Other Information
Shares outstanding at beginning of period	20,096,637	22,267,742
Shares tendered and accepted	(1,004,832)	(2,171,105)
Shares repurchased	(1,051,647)	—
Common shares outstanding at end of period	18,040,158	20,096,637

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2008[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.05	$ 21.25	$ 19.27	$ 16.16	$ 14.33[e]
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.06	.11	.20	.12
Net realized and unrealized gain (loss)	(11.86)	5.84	3.54	4.69	1.77
Total from investment operations	(11.84)	5.90	3.65	4.89	1.89
Less distributions from: Net investment income	(.04)	(.11)	(.13)	(.17)	(.02)
Net realized gain	(4.76)	(4.03)	(1.56)	(1.65)	(.01)
Total distributions	(4.80)	(4.14)	(1.69)	(1.82)	(.03)
Offering costs charged to paid-in capital	—	—	—	—	(.03)
NAV accretion resulting from repurchases and shares tendered and accepted for shares at value	.13	.04	.02	.04	—
Net asset value, end of period	$ 6.54	$ 23.05	$ 21.25	$ 19.27	$ 16.16
Market value, end of period	$ 5.46	$ 20.30	$ 18.62	$ 16.47	$ 14.04
Total Return (%)
Per share net asset value (%)[d]	(48.57)**	34.26	22.91	32.61	12.98**
Per share market value (%)[d]	(51.23)**	34.89	26.01	30.45	(6.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	118	463	473	452	420
Ratio of expenses before expense reductions (%)	1.32*	1.12	1.09	1.13	1.13*
Ratio of expenses after expense reductions (%)	1.32*	1.12	1.09	1.13	1.12*
Ratio of net investment income (loss) (%)	.21*	.28	.60	1.08	.97*
Portfolio turnover rate (%)	34**	86	118	93	59**
[a] For the six months ended December 31, 2008 (Unaudited).
[b] For the period from September 24, 2004 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[e] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Commodities Stock Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares and 10,000,000 shares are classified as Preferred Shares, $0.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e., commodities-linked or index-linked notes) are valued by the counterparties under valuation procedures which are approved by the Directors. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, interest rate, credit and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, the Advisor typically enters into these transactions with counterparties whose credit rating is investment grade. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. At December 31, 2008, the value of these securities comprised 7.6% of the Fund's net assets and resulted in unrealized depreciation of $13,122,930.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividend. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $101,397,108 and $143,081,618, respectively.

For the six months ended December 31, 2008, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	18,786	3,660,490
Option closed	(17,609)	(3,454,586)
Outstanding, end of period	1,177	205,904

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 0.90% of the Fund's average daily managed assets (i.e., the net asset value of Fund common shares plus the liquidation preference of any Fund preferred shares and the principal amount of any borrowings used for leverage), computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent and dividend-disbursing agent for the common shares of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-disbursing agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2008, the amount charged to the Fund by DISC aggregated $7,861, of which $4,142 is unpaid.

DWS Investments Fund Accounting Corporation ("DIFA"), an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIFA and State Street Bank and Trust Company ("SSB"), DIFA has delegated certain fund accounting functions to SSB. DIFA compensates SSB from the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended December 31, 2008 by DIFA aggregated $103,275, of which $28,783 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Manager retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,834, of which $8,146 is unpaid.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund invests primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Tender Offer Programs

The Fund's Board of Directors authorized, subject to applicable law, a program of tender offers for the Fund's common shares for six consecutive semiannual periods of operation which began with the semiannual period ending December 2005 and concluded in July 2008. In the event that the common shares traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the Fund, under normal circumstances and subject to certain conditions, made offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders.

The following table summarizes the tender offer program for the year ended June 30, 2008 and the semiannual period ended December 31, 2008. The accepted shares were tendered at a price equal to 98% of the net asset value on the next business day after the offer expired.

Date of Commencement	Expiration Date	Shares Tendered	% of Shares Tendered	Shares Accepted	% of Shares Accepted	Repurchase Price
6/11/2007	7/17/2007	13,753,961	62%	1,113,387	8.09%	$ 21.795
12/28/2007	2/6/2008	12,595,892	59%	1,057,718	8.40%	$ 17.816
6/9/2008	7/14/2008	12,571,144	63%	1,004,832	7.99%	$ 20.730

G. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share in an amount up to 20% of its outstanding shares over a 12-month period. During the semiannual period ended December 31, 2008, the Fund purchased 1,051,647 shares of common stock on the open market at a total cost of $10,531,644. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.9%. These shares are held in treasury.

H. Revenue Rulings

The Fund obtained private letter rulings from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the Fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

Dividend Reinvestment and Cash Purchase Plan

A summary of the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") is set forth below. You may obtain more detailed information by requesting a copy of the Plan from DWS Investments Service Company (the "Transfer Agent") by writing to DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, by calling (800) 294-4366 or by visiting the Fund's Web site at www.dws-investments.com. The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records.

The Plan offers stockholders an automatic way to reinvest their dividends and capital gain distributions in shares of the Fund. Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent, in writing, otherwise. If your shares are held in the name of a broker or other nominee as the stockholder of record, please consult your broker or nominee to determine whether it is participating in the Plan on your behalf. Stockholders who do not participate in the Plan will receive all distributions paid by check mailed directly to them.

Participants in the Plan also have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately 10 days (but not more than 30 days) before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share, the Fund will issue shares of common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares on the Valuation Date, the Plan Agent (currently, Computershare Inc.) will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy Fund shares in the open market for the participant's account. Such purchases will be made on, or shortly after, the Valuation Date, and in no event more than 45 days after the Valuation Date, except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market for the participant's account on, or shortly after, the payment date.

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. With respect to purchases of Fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with the reinvestment of any dividends or capital gain distributions, or voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The Fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan. A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution. If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Stockholder Meeting Results

The Annual Meeting of Stockholders of DWS Global Commodities Stock Fund, Inc. (the "fund") was held on October 13, 2008. A quorum was present but none of the 10 nominees received a sufficient number of votes to be elected as a director. In accordance with Maryland law and the fund's by-laws, the incumbent Directors of the fund (Paul K. Freeman, William McClayton, William N. Searcy, Jr., Robert H. Wadsworth and Rebecca W. Rimel) will continue in office until such time as successors are elected and qualify.

1. Election of Class III Directors of the fund:

	Number of Votes:
Trustee	For	Withheld
Paul K. Freeman	3,640,076	151,622
William McClayton	3,637,668	154,030
William N. Searcy, Jr.	3,636,797	154,901
Robert H. Wadsworth	3,643,328	148,370
Rebecca W. Rimel	3,635,494	156,204
Arthur D. Lipson	6,814,261	101,679
William J. Roberts	6,814,972	100,968
Gary Schlarbaum	6,816,294	99,646
Robert A. Wood	6,815,972	99,968
Matthew S. Crouse	6,815,972	99,968

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one- and three-year periods ended December 31, 2007, the Fund's performance was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007). The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Other Information

Net Asset Value

The fund's NAV is available daily on our Web site at www.dws-investments.com . The fund's NAV is published weekly on Monday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is published weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of November 10, 2008, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports on Form N-CSRs and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the Rule 30a-2(a) under the Investment Company Act.

Additional Information

Automated Information Lines	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent and Registrar	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	GCS
CUSIP Number	23338Y100

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

July 1 through July 31*	1,004,832	$20.73	1,004,832	0
August 1 through August 31	0	$0.0	n/a	n/a
September 1 through September 30**	212,000	$14.38	n/a	3,606,361
October 1 through October 31	342,630	$9.48	n/a	3,263,731
November 1 through November 30	203,078	$9.08	n/a	3,060,653

December 1 through December 31	293,939	$8.14	n/a	2,766,714

Total	2,056,479	$11.80	1,004,832

*On June 9, 2008 the Fund announced and commenced a cash tender offer. The Fund approved the tender offer for up to 1,004,832 of its shares of common stock, representing approximately 5% of its outstanding shares. This tender offer expired on July 14, 2008 and 1,004,832 shares were tendered.

** Effective September 2, 2008, the fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share in the amount of 20% of its outstanding shares over a 12-month period of the fund's outstanding common shares in open market transactions over a 12-month period. The Board approved the repurchase program on July 16, 2008, with notice of the program being sent to fund shareholders in the Fund's annual report (on or about August 28th, 2008). The program will expire on August 31, 2009.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 2, 2009